EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-KSB/A to the Annual Report of Scivanta Medical Corporation (the “Company”) on Form 10-KSB for the fiscal year ended October 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary of the Company, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. §78m or 78o(d), and,

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 29, 2009	By:	/s/ Thomas S. Gifford
Thomas S. Gifford
Executive Vice President,
Chief Financial Officer and
Secretary